UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 14, 2010

Procera Networks, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-49862	33-0974674
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100-C Cooper Court, Los Gatos, CA	95032
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 890-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

Procera Networks, Inc. (the “Company”) held its 2010 Annual Meeting of Stockholders (the “Annual Meeting”) on June 14, 2010 at the Company’s offices located at 100 Cooper Court, Los Gatos, California 95032.  At the Annual Meeting, Company stockholders were asked to vote upon:

1.
The election of six directors to serve until the 2011 annual meeting of stockholders. The nominees for election were James F. Brear, Staffan Hillberg, Mary Losty, Scott McClendon, Thomas Saponas and Paul Stich;

2.	A series of alternate amendments to the Company’s Articles of Incorporation, as amended (the “Articles”), to effect, at the discretion of the Company’s Board of Directors (the “Board”):

•
a reverse stock split of the Company’s common stock (the “Common Stock”), whereby each outstanding 2, 3, 4, 5, 6, 7, 8, 9 or 10 shares would be combined, converted and changed into one share of Common Stock (the “Reverse Stock Split”); and

•
for reverse stock splits in the range of 1-for-3 to 1-for-10, a reduction in the number of authorized shares of Common Stock from 130,000,000 to 108,350,000, 81,250,000, 65,000,000, 54,200,000, 46,450,000, 40,625,000, 36,100,000, or 32,500,000, respectively (the “Authorized Shares Reduction”); and

3.	The ratification of the selection of PMB Helin Donovan, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

The results of the matters presented at the Annual Meeting, based on the presence in person or by proxy of holders of record of 91,513,528 shares of the 112,082,724 shares of the Company’s common stock entitled to vote, were as follows:

1.
The election of each of Messrs. Brear, Hillberg, McClendon, Saponas and Stich and Ms. Losty as directors of the Company until the 2011 annual meeting of stockholders, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal, was approved as follows:

	FOR	WITHHELD	BROKER NON-VOTE
James F. Brear	29,186,864	1,951,781	60,374,883
Staffan Hillberg	29,290,497	1,848,148	60,374,883
Mary Losty	29,096,701	2,041,944	60,374,883
Scott McClendon	28,783,576	2,355,069	60,374,883
Thomas Saponas	29,758,968	1,379,677	60,374,883
Paul Stich	29,246,682	1,891,963	60,374,883

2.	The series of alternate amendments to the Articles to effect, at the discretion of the Board, the Reverse Stock Split and the Authorized Shares Reduction, were approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
72,272,476	19,212,633	28,419	0

3.	The ratification of PMB Helin Donovan, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
90,229,030	1,096,761	187,737	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2010	Procera Networks, Inc.

	By:	/s/ Charles Constanti
Charles Constanti
Chief Financial Officer and Principal Accounting Officer